PAX WORLD FUNDS SERIES TRUST I

Supplement Dated January 16, 2009
to the Prospectus dated March 27, 2008

On January 16, 2009, the Board of Trustees of Pax World Funds Series Trust I approved a merger of the Pax World Value Fund into the Pax World Balanced Fund, to take place on or about February 23, 2009. In light of the merger, Pax World Value Fund does not expect to accept purchase orders, except that it may permit additional investments through retirement plans.